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
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BELTON BANK GROUP                             GREENWOOD BANK & TRUST               Loan Number 71420
2130 PINETOP ROAD                             109 MONTAGUE STREET                  Date JUNE 5, 1996
BELTON, SC 29627                              PO BOX 218                           Maturity Date JUNE 4, 1997
                                              GREENWOOD, SC 29648-0218             Loan Amount $ 300,000.00

   BORROWER'S NAME AND ADDRESS                 LENDER'S NAME AND ADDRESS           Renewal Of
"I" includes each borrower above,              "You" means the lender, its         :  CA
     joint and severally.                        successors and assigns.
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For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of THREE HUNDRED THOUSAND AND NO/100* * * * * *
 * * * * * * * * * * * * * * * * * * Dollars $300,000.00.

|_| SINGLE ADVANCE:  I will receive all of this principal sum on              .
No additional advances are contemplated under this note.

|X| MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note. On JUNE 5, 1996 I will receive the
amount of $         and future principal advances are contemplated.

         Conditions: The conditions for future advances are ___________________
         ______________________________________________________________________
         ______________________________________________________________________

         |X| OPEN END CREDIT: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on JUNE 4, 1997.

         |_| CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

     INTEREST: I agree to pay interest on the outstanding principal balance from JUNE 5, 1996 at the rate of 9.250% per year until JUNE 6, 1996.

|X| VARIABLE RATE:  This rate may then change as stated below.

         |X| INDEX RATE: The future rate will be 1.000% OVER the following index rate: WALL STREET PRIME RATE, AS QUOTED IN THE MONEY RATES SECTION OF THE WALL STREET JOURNAL; IF MORE THAN ONE RATE IS QUOTED, THE HIGHER RATE WILL APPLY.

         |X| NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.

         |X| FREQUENCY AND TIMING: The rate on this note may change as often as DAILY. A change in the interest rate will take effect ON THE SAME DAY AS A CHANGE IN THE INDEX RATE.

         |_| LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than _____% or less than ______%. The rate may not change more than _____% each _________________.


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         |_| EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:

         |_|  The amount of each scheduled payment will change.
         |_|  The amount of the final payment will change.

         |X|  THE AMOUNT DUE AT MATURITY WILL CHANGE                           .

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.

POST MATURITY DATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

         |X| on the same fixed or variable rate basis in effect before maturity (as indicated above).

         |_|  at a rate equal to ______________________________________________.

|_|  LATE CHARGE:  If a payment is not made within        days after it is due,
I agree to pay a late charge of
                                                                               .
|_| ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which |_| are |_| are not included in the principal amount above:
_________________________________________.

PAYMENTS:  I agree to pay this note as follows:

|X|  INTEREST:  I agree to pay accrued interest  AT MATURITY
_______________________________________________________________________________.

|X|  PRINCIPAL:  I agree to pay the principal  JUNE 4, 1997
_______________________________________________________________________________.

|_| INSTALLMENTS: I agree to pay this note in __________ payments. The first payment will be in the amount of $___________________________ and will be due _____________________________. A payment of $____________________ will be due thereafter.  The final payment of the entire
unpaid balance of principal and interest will be due _________________________.

ADDITIONAL TERMS:
THIS NOTE IS SECURED BY PERSONAL GUARANTEES DATED JUNE 5, 1996 FROM THE
FOLLOWING:

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
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|_|  SECURITY:  This note is separately                   PURPOSE:  The purpose of this loan is  BUSINESS:  WORKING CAPITAL
secured by (describe separate document by type            (START UP EXPENSES)                                                      .
and date):
                                                          SIGNATURES:  I AGREE TO THE TERMS OF THIS NOTE
                                                          (INCLUDING THOSE ON PAGE 2).  I have received a copy on today's date.
(This section is for your internal use. Failure
to list a separate security document does not
mean the agreement will not secure this note.)
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Signature for Lender                         BELTON BANK GROUP


X_____________________________               BY:  /s/ JAMES A. LOLLIS
                                             JAMES A. LOLLIS
WILLIAM G. STEVENS

______________________________               ____________________________



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______________________________               ____________________________

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